ALPS SERIES TRUST

Clarkston Partners Fund

Clarkston Fund

Clarkston Founders Fund

Supplement dated December 2, 2024 to the

Statement of Additional Information (the “SAI”) dated February 1, 2024, as supplemented

Effective December 2, 2024, Clarkston Capital Partners, LLC’s Summary of Proxy Voting Policies in the SAI shall be deleted and replaced in its entirety with the following:

CLARKSTON CAPITAL PARTNERS, LLC

SUMMARY OF PROXY VOTING POLICIES

I.	Introduction

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended requires an investment adviser, if it exercises voting authority over client proxies, to adopt policies and procedures reasonably designed to ensure that the investment adviser votes proxies in the best interests of its clients. The Rule also requires investment advisers to disclose to clients information about those policies and procedures and to disclose to clients how they may obtain information on the manner in which the adviser has voted their proxies.

Clarkston Capital Partners, LLC (“CCP”) offers to its clients one or more investment strategies pursuant to which client accounts are invested in individual equity securities (“Strategy Names”). While CCP discourages clients from holding equity securities in their CCP-managed accounts that are not Strategy Names (that is, “Non-Strategy Names”), in some cases, particularly for taxable accounts of new clients, certain Non-Strategy Names are held in the same accounts as Strategy Names. Further, certain clients hold securities in their CCP-managed accounts that they have excluded from CCP’s investment oversight and responsibility (“Excluded Assets”).

CCP utilizes a third-party proxy voting administration service (“Proxy Service”) to obtain analyses and recommendations as to how to vote on each proxy issue and to vote proxies on behalf of CCP clients. Pursuant to an arrangement between the Proxy Service and Broadridge Financial Solutions, Inc. (“Broadridge”), CCP receives the Proxy Service’s analyses and information regarding proxies to be voted and issues proxy instructions through ProxyEdge (“ProxyEdge”), an online platform provided by Broadridge. CCP receives proxies for all securities held in custodial accounts over which CCP has discretionary voting authority, regardless of whether they relate to Strategy Names or Non-Strategy Names and regardless of whether they relate to Excluded Assets.

II.	Policies

A.	General

Unless otherwise directed by the client and except as otherwise provided in these policies and procedures, CCP will vote any proxy received from the issuer of a security held in an account managed by CCP. It is CCP’s policy to vote all proxies prudently and solely in the best interest of advisory clients and their beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Except to the extent required by applicable law or otherwise approved by CCP, CCP will not disclose to third parties including, but not limited to, proxy solicitors, non-clients, and the media, CCP’s actual proxy votes (until voting results are made public) or CCP’s voting intentions (except electronically to regulatory agencies). CCP may communicate with other investors regarding a specific proposal but will not disclose its vote until such time as the subject issuer has publicly disclosed the voting results.

B.	Shares on Loan

In the event a security’s shares are on loan at the time of a proxy record date, ProxyEdge will not include the shares as record shares for proxy voting purposes and CCP will not be able to vote the shares. Generally, CCP will not engage clients, custodians and securities lending agents in a process to call back shares on loan for purposes of including such shares in record date shares within the ProxyEdge administration process and therefore will generally not vote shares that are on loan over a record date.

C.	Securities of Non-Strategy Names and Excluded Assets

When Non-Strategy Names or Excluded Assets are held in an account over which CCP has discretionary voting authority, CCP will typically vote those proxies consistent with the recommendation of its third-party proxy voting research service. CCP, however, reserves the right to override any such recommendation or not to vote proxies for Non-Strategy Names or Excluded Assets. For purposes of these policies, if a security was a Strategy Name as of a company’s shareholder meeting record date, but no longer a Strategy Name as of the meeting date, CCP will treat the security as a Non-Strategy Name for voting purposes.

D.	Securities Held in Terminated Accounts

Clients who terminate CCP as the manager of their account are responsible for ensuring their custodian no longer forwards to CCP proxy materials relating to such account. If CCP receives a proxy solicitation relating to holdings of an account that is no longer being managed by CCP, CCP may, but is not obligated to, vote such proxies in the same manner as it would if the account were still under CCP management. CCP shall not forward any proxy materials to any former client, unless specifically requested to do so in writing sufficiently in advance of the meeting date to allow CCP to comply.

III.	Procedures

A.	Proxy Committee

1.       CCP has established a Proxy Committee to oversee these policies and procedures. The Proxy Committee consists of at least one representative from each of the following CCP groups: CCP’s investment team, CCP’s compliance team, CCP’s Private Client division, and CCP’s institutional operations team.

2.       The Proxy Committee is responsible for selecting the third-party proxy voting research service to be used by CCP and for oversight of such service. Currently, the Proxy Committee has selected Institutional Shareholder Services, Inc.

3.       The Proxy Committee meets at least annually and as otherwise needed to evaluate and administer CCP’s proxy review and voting process and to revise and update these policies and procedures as new issues arise. Among other things, the Proxy Committee will review the third-party proxy voting service’s guidelines to confirm they are consistent in all material respects with these policies and procedures.

B.	Proxy Voting Decisions

1.       With respect to proxies pertaining to Strategy Names, a member of CCP’s investment team (the “Proxy Analyst”) designated by one of CCP’s co-Chief Investment Officers conducts a review (which may be in consultation with a Private Client division portfolio manager for Strategy Names held only in Private Client division accounts) of the third-party proxy voting research service’s recommendations. For each Strategy Name, the Proxy Analyst determines whether to accept the recommendations as being in the best interest of clients or to override the recommendations and vote differently. In either case, CCP makes proxy voting decisions for Strategy Names in a manner that is consistent with the investment philosophy CCP applies in the management of each CCP equity investment strategy. CCP will make proxy voting decisions that it believes will enable a company to maximize the value of the business over the long term.

2.       With respect to proxies pertaining to Non-Strategy Names or Excluded Assets, CCP has determined that the costs of reviewing the third-party proxy voting research service’s recommendations with respect to a particular security and the limited influence that the aggregate vote of CCP is likely to have on the outcome of the vote outweigh the potential benefits to clients from reviewing the third-party proxy voting service’s advice and recommendations. For such proxies, CCP will follow the third-party proxy voting service’s applicable recommendation without further review.

3.       CCP will accept directions from clients to vote their proxies in a manner that may result in their proxies being voted differently than proxies of other clients over which CCP has full discretionary voting authority. For example, some clients may instruct CCP to vote proxies for their accounts in accordance with specialty proxy voting guidelines (e.g., Taft-Hartley, Socially Responsible or Catholic). CCP will not override the third-party proxy voting service’s recommendations with respect to voting proxies for accounts that have directed CCP to vote using a particular set of specialty proxy voting guidelines absent further client direction or authorization.

4.       If CCP’s third-party proxy voting service does not provide a recommendation on a proposal pertaining to a Strategy Name or a security held by a client that has directed CCP to vote according to specialty proxy voting guidelines, CCP will generally vote the proxy with management.

5.       If a potential conflict of interest between CCP or a principal of CCP and CCP’s clients with respect to a proxy issue arises, for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company that is the issuer of shares subject to the voting discretion of CCP, CCP’s Chief Compliance Officer (“CCO”) (or one of the co-Chief Investment Officers if the potential conflict involves the CCO) will determine whether a material conflict of interest exists.

a.       If the CCO (or one of the co-Chief Investment Officers if the potential conflict involves the CCO) determines that there is no material conflict, CCP may follow its normal procedures for making proxy voting decisions.

b.       If the CCO (or one of the co-Chief Investment Officers if the potential conflict involves the CCO) determines that there is a material conflict, CCP will do one of the following:

1.       CCP may follow the applicable third-party proxy voting service’s recommendation in voting the proxies;

2.       CCP may disclose the existence and nature of the conflict to the client(s) owning the shares and seek direction on how to vote the proxies; or

3.       CCP may abstain from voting, particularly if there are conflicting client interests.

C.	Proxy Voting Process

1.       ProxyEdge alerts CCP each time that a proxy is available to be reviewed and voted. The information provided by ProxyEdge includes CCP’s third-party proxy voting service recommendations.

2.       For securities held in accounts where the client has instructed CCP to vote proxies in accordance with specialty proxy voting guidelines, CCP takes no further action and ProxyEdge votes the client proxies in accordance with the applicable specialty guidelines and voting recommendations pertaining to each account.

3.       Absent a determination to override the third-party proxy voting service’s recommendation with respect to any security, CCP takes no further action and ProxyEdge votes the client proxies in accordance with the recommendations pertaining to each account.

4.       If CCP determines to override the third-party proxy voting service’s recommendation, CCP will document within ProxyEdge the rationale used to reach its conclusion and will change the vote in accordance with CCP’s determination.

D.	Reconciliation

Periodically, CCP will seek to reconcile a sample of Strategy Name proxies received against holdings of client accounts over which CCP has voting authority to ensure that all shares of a particular security held on the record date, and for which a voting obligation exists, are voted.

E.	Disclosure to Clients

1.       At the inception of each client relationship, CCP provides the client with a copy of its Brochure (i.e., Part 2A of Form ADV), which contains information about these policies and procedures. CCP sends clients at least annually notice of any material changes to the information contained in its Brochure. Upon request, CCP will furnish a copy of these Proxy Voting Policies and Procedures to a client and advise clients how they can obtain information on how CCP caused their proxies to be voted.

2.       Upon request from an appropriately authorized individual, CCP will disclose to its advisory clients or the entity delegating the voting authority to CCP for such clients (such as a trustee or consultant retained by the client), how CCP voted such client’s proxy or beneficial interest in securities it held.

3.       CCP provides a description of these policies and procedures to all investment company clients and will promptly advise its investment company clients of any material changes to these policies and procedures.

4.       CCP shall take such action as may be necessary to enable any registered investment company for which CCP has proxy voting authority to comply with all disclosure obligations imposed by applicable rules and regulations (i.e., Form N-PX).

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